Exhibit 10.19

AMENDMENT NO. 3

This Amendment No. 3, dated as of March 9, 2012 (this “Amendment”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, and Amendment No. 2 and Consent, dated as of May 13, 2011, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent and the other agents and arrangers party thereto, is entered into by and among Holdings, the Borrower, the Agents and the Initial Term B-2 Lenders (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Specified Refinancing Debt pursuant to Section 2.26(b) of the Credit Agreement in order to extend the maturity of up to $801,087,593.57 (the “Maximum Term-B Facility Amount”) of the Term Loans;

WHEREAS, pursuant to Section 2.26(c) of the Credit Agreement, the Borrower may establish an additional Tranche of Specified Refinancing Debt by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such additional Tranche of Specified Refinancing Debt (each such Term Lender agreeing to provide Term B-2 Loans (as defined below) and any assignees thereof, are referred to herein as “Term B-2 Lenders);

WHEREAS, the Borrower has requested that the initial Term B-2 Lenders party hereto (the “Initial Term B-2 Lender”) convert all or a portion of their Term Loans to a new Tranche of term loans; and

WHEREAS, each Initial Term B-2 Lender has indicated its willingness to convert the amount of its Term Loans specified on its signature page to this Amendment into a new Tranche of term loans on the terms and subject to the conditions herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. TERM B-2 FACILITY.

1.1 Term B-2 Loans. Effective as of the Third Amendment Effective Date (as defined in Section 2 below), each Initial Term B-2 Lender hereby agrees to extend the maturity of its Term Loans in an aggregate amount equal to the lesser of (a) the amount specified as the “Maximum Extension Amount” on such Initial Term B-2 Lender’s signature page to this Amendment or (b) the Maximum Extension Amount of such Initial Term B-2 Lender reduced ratably with the Maximum Extension Amounts of all other Initial Term B-2 Lenders until the aggregate amount of all such extended Term Loans equals the Maximum Term B-2 Facility Amount. Each such extended Term Loan is hereby deemed to be a “Term B-2 Loan” and all of the Term B-2 Loans shall constitute a new Tranche of Specified Refinancing Debt (the “Term B-2 Facility”) under Section 2.26 of the Credit Agreement. Pursuant to Section 2.26 of the Credit Agreement, the Term B-2 Loans shall have the terms set forth in this Amendment and in the Credit Agreement (as amended by this Amendment).

1.2 Term B-1 Loans. The Term Loans of any Term Lenders that are not Initial Term B-2 Lenders and the portion of Term Loans of Initial Term B-2 Lenders that are not converted to Term B-2 Loans pursuant to Section 1.1 above shall be deemed to be “Term B-1 Loans.”

1.3 Applicable Margin. The Term B-2 Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.13 of the Credit Agreement. The Applicable Margin with respect to the Term B-2 Loans shall mean a percentage per annum equal to (i) with respect to LIBO Rate Loans, 3.50% and (ii) with respect to Base Rate Loans, 2.50%.

1.4 Amortization and Maturity Date. The Term B-2 Loans of each Lender shall be payable in equal consecutive quarterly installments on the last Business Day of each of December, March, June and September, commencing on the last Business Day of March 2012, in an amount equal to one quarter of one percent (0.25%) of the aggregate amount of Term B-2 Loans extended on the Third Amendment Effective Date (as adjusted to reflect any prepayments thereof (other than any Discounted Voluntary Prepayment)), with the remaining balance of Term B-2 Loans payable on August 7, 2017 (the “Term B-2 Maturity Date”).

1.5 Mandatory Prepayments. The Term B-2 Loans shall be subject to mandatory prepayments on the same basis as Term B-1 Loans as set forth in Section 2.12 of the Credit Agreement. Pursuant to Section 2.18(b) of the Credit Agreement, any such mandatory prepayment on account of principal of and interest on the Term B-1 Loans and Term B-2 Loans pursuant to Section 2.12 shall be applied to the remaining installments of each term loan Tranche as directed by the Borrower; provided that each such prepayment is applied ratably between each of the Term B-1 Facility and the Term B-2 Facility.

1.6 Optional Prepayments. The Term B-2 Loans may be optionally prepaid on the same terms as Term B-1 Loans as set forth in Section 2.11 of the Credit Agreement. As set forth in Section 2.18(b) of the Credit Agreement, optional prepayments of the Term B-1 Loans and any Term B-2 Loans shall be applied to the remaining installments of each Term Loan Tranche as specified by the Borrower; provided that any such prepayment of the Term B-2 Facility shall be applied ratably to the Term B-1 Facility.

1.7 Credit Agreement Governs. Effective as of the Third Amendment Effective Date, except as set forth in this Amendment, (a) the Term B-2 Loans shall have identical terms as the Term B-1 Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents, (b) the Term B-2 Loans shall be Specified Refinancing Debt and Specified Refinancing Term Loans under the Credit Agreement, (c) this Amendment shall be a Refinancing Amendment under the Credit Agreement, (d) each reference in the Credit Agreement to (i) the “Term Loans” made on the Closing Date shall be changed to refer to “Term B-1 Loans”, (ii) to “Majority Term Facility Lenders” shall be changed to “Majority Term B-1 Facility Lenders”, (iii) to “Term Facility” shall be changed to “Term B-1 Facility”, (iv) to “Term Maturity Date” shall be changed to “Term B-1 Maturity Date”, (v) to “Facility” shall be deemed to include the Term B-2 Facility and (vi) to “Majority Facility Lenders”, with respect to the Term B-2 Facility, shall be deemed to include the holders of more than 50% of the aggregate unpaid principal amount of the Term B-2 Loans outstanding under such Facility, (e) the definitions of “Required Prepayment Lenders” and “Term Loans” in the Credit Agreement are hereby amended and restated in their entirety to read as follows below and (f)

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the definitions of “Majority Term B-2 Facility Lenders”, “Term B-2 Facility”, “Term B-2 Loans”, “Term B-2 Maturity Date” and “Third Amendment” as follows below shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Required Prepayment Lenders”: the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans outstanding under the Term B-1 Facility and the Term B-2 Facility.

“Term Loans”: the Term B-1 Loans and the Term B-2 Loans.

“Majority Term B-2 Facility Lenders”: the Majority Facility Lenders in respect of the Term B-2 Facility.

“Term B-2 Facility”: as defined in the Third Amendment.

“Term B-2 Loans”: as defined in the Third Amendment.

“Term B-2 Maturity Date”: as defined in the Third Amendment.

“Third Amendment”: Amendment No. 3 to the Credit Agreement, dated as of March 9, 2012, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

1.8 Credit Agreement Amendments. Effective as of the Third Amendment Effective Date, (a) Section 2.11(b)(i) of the Credit Agreement is hereby amended by replacing “Term Maturity Date” in the first sentence thereof with “Term B-2 Maturity Date”, (b) Section 10.1 of the Credit Agreement is amended by amending and restating the parenthetical in clause (i) of the proviso thereof to read as follows:

“(except (A) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective (x) as to the Revolving Facility, with the consent of the Majority Revolving Facility Lenders, (y) as to the Term B-1 Facility, with the consent of the Majority Term B-1 Facility Lenders and (z) as to the Term B-2 Facility, with the consent of the Majority Term B-2 Facility Lenders) and (B) that any amendment or modification of defined terms used in the financial ratios in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i))”

and (c) Section 10.6(b)(ii)(A) of the Credit Agreement is amended by replacing “Term Facility” therein with “Term B-1 Facility or Term B-2 Facility”.

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, and each Term B-2 Lender;

(b) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Credit Agreement;

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(c) a closing certificate of each Loan Party, substantially in the form of Exhibit A hereto, with appropriate insertions and attachments; and

(d) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

2.2 Fees. All fees and reimbursable expenses that have been invoiced as of the Third Amendment Effective Date that are due and payable to any Person under any fee letter entered into in connection with this Amendment shall have been paid in full in immediately available funds.

2.3 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

2.4 Minimum Refinancing Condition. The aggregate principal amount of the Term B-2 Loans shall not be less than $15,000,000.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

3.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

3.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

3.3 Absence of Default. Neither Holdings, the Borrower or any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS

4.1 Reference to and Effect on the Loan Documents.

(a) As of the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

4.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

4.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.

4.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

4.5 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ Eric C. Scroggins
Name: Eric C. Scroggins
Title: Vice President, General Counsel and Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ Eric C. Scroggins
Name: Eric C. Scroggins
Title: Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:	/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Exhibit A

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 2.1(c) of the Amendment No. 3, dated as of March [        ], 2012 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, Lehman Brothers Commercial Bank and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent and Co-Arranger, and Citigroup Global Markets Inc., Lehman Brothers Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on March __, 2012. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.

The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name: Eric C. Scroggins	Name: David S. Graziosi
Title: Vice President, General Counsel and Secretary	Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: March         , 2012

[Holdings Signature Page to Amendment No. 3 Closing Certificate]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION, INC.

Pursuant to Section 2.1(c) of the Amendment No. 3, dated as of March    , 2012 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, Lehman Brothers Commercial Bank and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent and Co-Arranger, and Citigroup Global Markets Inc., Lehman Brothers Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, the undersigned Assistant Secretary of Allison Transmission, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on March , 2012. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

6.	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

7.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION, INC.

Name:	Eric C. Scroggins	Name:	David S. Graziosi
Title:	Vice President, General Counsel and Secretary	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: March        , 2012

[Borrower Signature Page to Amendment No. 3 Closing Certificate]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary